UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 8, 2006
Date of Report (date of earliest event reported)
NATIONAL DENTEX CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number 000-23092

MASSACHUSETTS (State or Other Jurisdiction of Incorporation or Organization)	04-2762050 (I.R.S. Employer Identification No.)

526 Boston Post Road, Wayland, MA (Address of Principal Executive Offices)	01778 (Zip Code)
(508) 358-4422
(Registrant’s Telephone No., including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-10.1 Supplemental Executive Retirement Plan
EX-10.2 Amendment No. 2 Supplemental Executive Plan
EX-10.3 Supplemental Laboratory Executive Retirement Plan
EX-10.4 Amendment No. 1 Supplemental Laboratory Executive Plan

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 17, 2006, the Board of Directors of National Dentex Corporation (“National Dentex”) approved amendments (the “Amendments”) to the National Dentex Corporation Supplemental Executive Retirement Plan and the National Dentex Corporation Supplemental Laboratory Executive Retirement Plan (the “Plans”). The Amendments were adopted by the required consent of the Plans’ participants effective December 8, 2006. The purpose of the Amendments is to clarify the benefits payable under the Plan upon the death of a Plan participant who continues to work past age 65. Participants in the Plans include the following executive officers of National Dentex: David L. Brown, Richard F. Becker, Jr., Arthur B. Champagne, Wayne M. Coll, Lynn D. Dine, Richard G. Mariacher, Donald E. Merz and Dean A. Ribeiro.
The Plans and the Amendments are attached hereto as Exhibits 10.1 through 10.4, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

10.1	National Dentex Corporation Supplemental Executive Retirement Plan, dated April 4, 1995.

10.2	Amendment No. 2 to National Dentex Corporation Supplemental Executive Retirement Plan, dated January 17, 2006, effective as of December 8, 2006.

10.3	National Dentex Corporation Supplemental Laboratory Executive Retirement Plan, dated January 1, 1996.

10.4	Amendment No. 1 to National Dentex Corporation Supplemental Laboratory Executive Retirement Plan, dated January 17, 2006, effective as of December 8, 2006.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL DENTEX CORPORATION (Registrant)
December 8, 2006	By:	/s/ Richard F. Becker, Jr.
Richard F. Becker, Jr.
Executive Vice President, Treasurer and Chief Financial Officer

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Exhibit Index

10.1	National Dentex Corporation Supplemental Executive Retirement Plan dated April 4, 1995.

10.2	Amendment No. 2 to National Dentex Corporation Supplemental Executive Retirement Plan dated January 17, 2006, effective as of December 8, 2006.

10.3	National Dentex Corporation Supplemental Laboratory Executive Retirement Plan, dated January 1, 1996.

10.4	Amendment No. 1 to National Dentex Corporation Supplemental Laboratory Executive Retirement Plan, dated January 17, 2006, effective as of December 8, 2006.

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